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                                                                    EXHIBIT 10.4


                                WARRANT AGREEMENT


                  This WARRANT AGREEMENT (the "AGREEMENT") is entered into as of June 8, 2001 by and between BUZZTIME Entertainment, Inc., a Delaware corporation (the "COMPANY"), and Scientific-Atlanta Strategic Investments, L.L.C., a Delaware limited liability company (the "INITIAL HOLDER") and an indirect wholly-owned subsidiary of Scientific-Atlanta, Inc.

                                   WITNESSETH:

                  WHEREAS, the Company proposes to issue to the Initial Holder warrants ("WARRANTS") to purchase up to 159,236 shares of Series A Preferred Stock ("SERIES A PREFERRED STOCK") of the Company, as provided herein and in connection with that certain Series A Preferred Stock Purchase Agreement dated as of the date hereof, by and between the Company and the Initial Holder (the "PURCHASE AGREEMENT"), pursuant to which the Initial Holder purchased 636,943 Shares of Series A Preferred Stock at $1.57 per share;

                  NOW, THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Grant.

                  1.1 Grant of Warrants. Subject to the vesting conditions set forth in Section 1.2, the Initial Holder or its registered assignees are hereby granted the right to purchase, at any time from and after the date hereof, until 5:00 P.M., California time, on June 8, 2006 (the "WARRANT EXERCISE TERM"), up to 159,236 shares of Series A Preferred Stock (the "SHARES") at an initial exercise price of $1.57 per share subject to adjustment as provided in Article 7 hereof (the "EXERCISE PRICE"). The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

                  1.2 Vesting of Warrants. Upon execution of an agreement with each new MSO cable system pursuant to which the Company's content will be available, whether or not through the Service (as defined in that certain Development, License and Marketing Agreement, dated as of the date hereof, between Scientific-Atlanta, Inc. and the Company) and whether or not the MSO cable system operator is an S-A digital cable system, to the cable system's end-user through a direct agreement between the Company and the MSO cable system operator, 10% of the total Shares shall become vested and exercisable; provided that, the aggregate exercises of this Warrant shall not exceed the total number of Shares. Shares that have not vested may not be exercised.

         2.       Warrant Certificates.

                  The warrant certificates (the "WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.



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         3.       Exercise of Warrants.

                  Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Shares purchased, at the Company's principal offices located at 5966 La Place Court, Carlsbad, California) the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the shares so purchased. Payment of the Exercise Price may be made, at the option of the Holder by cash, money order, certified or bank cashier's check or wire transfer. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Series A Preferred Stock). In the case of the purchase of less than all the shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of the shares purchasable thereunder.

         4.       Issuance of Certificates.

                  Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within ten business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of duly authorized officers of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."



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         5.       Restriction on Transfer of Warrants.

                  The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that neither the Warrants nor the shares of Series A Preferred Stock issuable upon exercise hereof may be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, unless and until:

                  (a) There is then in effect a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if required by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

                  (c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder to an affiliate or by a Holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Holder of the transferred Warrant Certificate. The foregoing provisions of this subsection (c) shall apply to Holders which are limited liability companies and their members, as if the term "partner" was replaced by the term "member" and the term "partnership" was replaced with the term "limited liability company" in each instance.

         6.       Price.

                  6.1 Initial and Adjusted Exercise Price. The initial Exercise Price of each Warrant shall be $1.57 per Share. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the initial Exercise Price in accordance with the provisions of
Article 7 hereof.

                  6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         7.       Adjustment of Exercise Price and Number of Shares.

                  The number and kind of securities issuable upon exercise of the Warrants and the Exercise Price therefor shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  7.1 Stock Splits and Combinations. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Series A Preferred Stock



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pursuant to a stock split or similar event, the Exercise Price shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Series A Preferred Stock into a smaller number of shares in a reverse stock split or similar event, the Exercise Price shall be proportionately increased. Upon the adjustment of the Exercise Price pursuant to the foregoing provisions, the number of shares of Series A Preferred Stock subject to the exercise of the Warrants shall be adjusted to the nearest full share by multiplying the number of shares subject to the Warrants by a fraction, the numerator of which is the Exercise Price immediately prior to such adjustment and the denominator of which is the Exercise Price immediately after such adjustment. Any adjustment under this Section 7.1 shall be effective at the close of business on the date the subdivision or combination becomes effective.

                  7.2 Adjustment for Reorganization, Consolidation, Merger. In any reorganization of the Company (or any other corporation stock or other securities of which are at the time receivable upon exercise of the Warrants) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or sell or convey all or substantially all of its assets to another corporation, then and in each such case, the Holder, upon exercise of a Warrant at any time after the consummation of such reorganization, consolidation, merger, sale or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property to which such Holder would be entitled had it exercised a Warrant immediately prior thereto, such stock, securities or other property which such Holder would have received had it exercised a Warrant immediately prior to such reorganization, merger, consolidation or sale of assets, all subject to further adjustment as provided in this Article 7.

         8.       Exchange and Replacement of Warrant Certificates.

                  Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Warrant Certificate representing in the aggregate the right to purchase the same number of shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it and its counsel of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of reasonable indemnity and, in case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Company will execute and deliver, in lieu thereof, a new Warrant Certificate representing the same rights as the lost, stolen, destroyed or mutilated Warrant Certificate.

         9.       Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of shares of Series A Preferred Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Series A Preferred Stock.



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         10.      Reservation of Shares.

                  The Company shall at all times reserve and keep available authorized shares of Series A Preferred Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Series A Preferred Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Series A Preferred Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

         11.      Notices.

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to a Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

         12.      Waiver; Amendments.

                  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         13.      Successors.

                  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

         14.      Governing Law.

                  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State.

         15.      Benefits of This Agreement.

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.


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         16.      Counterparts.

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  [Remainder of page intentionally left blank]




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed, as of the day and year first above written.



                                             BUZZTIME ENTERTAINMENT, INC.



                                             By:       /s/ V. Tyrone Lam
                                                    ----------------------------

                                             Name:  V. Tyrone Lam

                                             Title: President



                                             SCIENTIFIC-ATLANTA STRATEGIC
                                             INVESTMENTS, L.L.C.



                                             By:       /s/ Wallace G. Haislip
                                                    ----------------------------

                                             Name:  Wallace G. Haislip

                                             Title: President



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                                    EXHIBIT A


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AND RIGHT OF FIRST REFUSAL AGREEMENT AMONG THE HOLDER OF THE SECURITIES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

EXERCISABLE ON OR BEFORE
5:00 P.M., CALIFORNIA TIME, JUNE 8, 2006

No. WA-1                                                        159,236 Warrants

                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that Scientific-Atlanta Strategic Investments, L.L.C. or registered assigns, is the registered holder of 159,236 Warrants to purchase up to 159,236 shares of fully-paid and non-assessable Series A Preferred Stock ("SERIES A PREFERRED STOCK"), of BUZZTIME Entertainment, Inc., a Delaware corporation (the "COMPANY"), at the initial exercise price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $1.57 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth in the Warrant Agreement dated as of June 8, 2001 between the Company and Scientific-Atlanta Strategic Investments, L.L.C. (the "WARRANT AGREEMENT").

                  This Warrant shall be exercisable for only for a number of shares of Series A Preferred Stock and at the Exercise Price that have vested in accordance with the Warrant Agreement. No Warrant may be exercised after 5:00 P.M., California time, on June 8, 2006, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to



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in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders of the Warrants.

                  The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meaning assigned to them in the Warrant Agreement. All rights evidenced by this Warrant Certificate are subject to the terms and conditions of the Warrant Agreement. In the event of any conflict between the terms and conditions of the Warrant Agreement and the terms and conditions of this Warrant Certificate, the terms and conditions of the Warrant Agreement shall govern and control. Copies of the Warrant Agreement may be obtained from the offices of the Company.

                  [Remainder of page intentionally left blank]



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                  IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed under its corporate seal.

Dated:  June 8, 2001                        BUZZTIME ENTERTAINMENT, INC.


                                            By:
                                                  ------------------------------
                                            Name:
                                            Title:



Attest:

----------------------------
Secretary




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                         [FORM OF ELECTION TO PURCHASE]


                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ shares and herewith tenders in payment for such shares to the BUZZTIME Entertainment, Inc. in the amount of $______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of _______________________________________________________ whose address is
_________________ ______________________, and that such Certificate be delivered to ______________________, whose address is ___________________________________.

Dated:                              Signature:
       --------------------                    ---------------------------------

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)



----------------------------------

----------------------------------
(Insert Social Security or Other
Identifying Number of Holder)




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                              [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

                  FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto ________________________

(Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of Substitution.

Dated:                              Signature:
       ------------------------                ---------------------------------

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


--------------------------------

--------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)



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